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                                                                    EXHIBIT 10.6

                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT (the "AGREEMENT") dated as of May 17, 2001, and effective as of April 1, 2001, by and between BUNGE INTERNATIONAL LIMITED, a company organized with limited liability under the laws of Bermuda ("DEBTOR"), and BUNGE LIMITED, a company organized with limited liability under the laws of Bermuda (the "SECURED PARTY").

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, Debtor and the Secured Party have entered into an agreement dated as of May 17, 2001, and effective as of April 1, 2001 (the "LOAN AGREEMENT"), pursuant to which certain Advances (as defined in the Loan Agreement) made by the Secured Party to Debtor shall be governed; and

            WHEREAS, in order to induce the Secured Party to enter into the Loan Agreement and to maintain the Advances, Debtor has agreed to grant security interests in certain property as contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

      SECTION 1. GRANTING CLAUSE.

      Debtor hereby irrevocably pledges, transfers and assigns to the Secured Party, its successors and assigns, and grants to the Secured Party, its successors and assigns, a continuing first priority security interest in all right, title and interest of Debtor in, to and under the following (collectively, the "COLLATERAL"):

      (a) 12,000 (Twelve Thousand) shares of common stock, par value U.S. $1.00 (One Dollar) per share, of Bunge Foods Limited (the "SHARES");

      (b) the certificates representing the Shares referred to in clause (a) above; and

      (c) subject to Section 6, all dividends, cash, instruments, shares, notes, options, rights and other property or proceeds, from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Shares.

      SECTION 2. SECURITY FOR OBLIGATIONS.

            This Agreement secures, and the Collateral is security for, the payment of any and all liabilities now existing or hereafter arising by Debtor to the Secured Party arising under or in connection with the Loan Agreement and the Note (as defined in the Loan Agreement) and all obligations of Debtor now or hereafter existing under this Agreement (all such obligations of Debtor being referred to herein as the "SECURED OBLIGATIONS").

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      SECTION 3. DELIVERY OF COLLATERAL.

            All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party in its sole judgment. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

      SECTION 4. REPRESENTATIONS AND WARRANTIES.

      (a) Debtor represents and warrants as follows:

            (i) Debtor is the direct and beneficial owner of the Collateral free and clear of any lien or encumbrance other than the lien granted to the Secured Party hereunder.

            (ii) Debtor has full power, authority and legal right to pledge, transfer and assign the Collateral to the Secured Party as provided herein.

            (iii) This Agreement has been duly authorized, executed and delivered by Debtor and constitutes the legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, or other similar laws affecting creditors' rights and remedies generally or by the application of general principles of equity.

            (iv) The pledge of the Shares pursuant to this Agreement creates a valid and perfected security interest in the Shares.

            (v) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (A) for the grant of the security interest in the Collateral by Debtor pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Debtor or (B) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Collateral by laws affecting the offering and sale of securities generally.

      (b) The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

      SECTION 5. FURTHER ASSURANCES; REGISTER OF CHARGES.

      (a) Debtor agrees that at any time and from time to time, at the expense of Debtor, Debtor will promptly execute and deliver or file all further instruments and documents (including without limitation financing statements on Form UCC-1), and take all further action that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.


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      (b) Debtor will defend the Secured Party's right, title, and security interest in and to the Collateral and the liens of the Secured Party thereon against the claim of any person and will maintain and preserve such liens so long as any Secured Obligations are outstanding.

      (c) If Debtor shall become entitled to receive or shall receive any certificate or other instrument (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase or reduction in capital), option or right, whether in addition to, in substitution of, or in exchange for any of the Collateral, Debtor shall accept any such certificate or other instrument as the Secured Party's agent, shall hold such instrument in trust for the Secured Party, and shall deliver such instrument forthwith to the Secured Party in the exact form received, with Debtor's endorsement when necessary and/or appropriate stock powers and other instruments of transfer which may be necessary or desirable duly executed in blank, to be held by the Secured Party, subject to the terms hereof, as further collateral for the Secured Obligations and the same shall for all purposes be deemed to be Collateral hereunder.

      (d) The Debtor shall cause brief particulars of the security interest granted hereby to be registered with the Register of Charges in accordance with
Section 55 of the Companies Act 1981 of Bermuda promptly upon execution and delivery hereof.

      SECTION 6. VOTING RIGHTS; DIVIDENDS; ETC.

      (a) As long as no Breach shall have occurred (for purposes hereof, the term "Breach" shall mean (i) a default by Debtor in the performance of any covenant contained in the Loan Agreement or (ii) a breach of any representation or warranty made by Debtor in the Loan Agreement, in either case if and only to the extent that Debtor is liable therefor and has not discharged such liability under the terms of the Loan Agreement, or (iii) a default or proven breach by Debtor under the terms of this Agreement) Debtor shall be entitled to exercise any and all voting and other consensual rights, pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; PROVIDED, HOWEVER, that Debtor shall not exercise or refrain from exercising any such right if such action or inaction would have a material adverse effect on the value of the Collateral or any part thereof.

      (b) Upon the occurrence and during the continuance of a Breach all of Debtor's rights to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) above shall cease upon notice from the Secured Party to Debtor, and all such rights shall thereupon become vested in the Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral or any part thereof, and the Secured Party may exercise such powers in such manner as the Secured Party may elect, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in doing so.

      (c) In order to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(a), Debtor shall, if necessary, upon written notice of the Secured Party, from time to time execute and deliver to the Secured Party


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appropriate proxies, dividend payment orders, assignments and other instruments as the Secured Party may reasonably request including, without limitation, the irrevocable proxy in the form of Exhibit A hereto delivered by Debtor to the Secured Party on the date hereof.

      SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES OR WARRANTS

      Except as contemplated by the Loan Agreement, Debtor agrees that it will not (i) sell, assign or transfer or otherwise dispose of, or grant any option, warrant, subscription, call, or other agreement with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the lien in favor of the Secured Party under this Agreement.

      SECTION 8. SECURED PARTY MAY PERFORM.

      If Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor.

      SECTION 9. REASONABLE CARE.

      The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

      SECTION 10. REMEDIES UPON BREACH.

      If any Breach shall have occurred and be continuing:

      (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code in effect in New York, and the Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable and the Secured Party may be the purchaser of any or all of the Collateral so sold. Each purchaser at any such sale, including, without limitation, the Secured Party, shall hold the property sold absolutely, free and clear from any claim or right of redemption of Debtor, and Debtor specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule or law or statute now existing or hereafter adopted. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten
(10) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having


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been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. In addition, the Secured Party shall have the right to register, or cause to be registered any or all of the Collateral in the name of the Secured Party or its nominee. Notwithstanding anything in this Section 10(a) to the contrary, the Secured Party will use reasonable commercial efforts to sell, or will register or cause to be registered in its own name, only that portion of the Collateral as is necessary to satisfy the aggregate liability of the Debtor resulting from such Breach.

      (b) Debtor recognizes that, by reason of certain requirements and prohibitions contained in the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws, the Secured Party may with respect to any sale of all or any part of the Collateral, limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay the sale of any of the Shares for the period of time necessary to permit Debtor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Debtor would agree to do so.

      (c) If the Secured Party determines to exercise its right to sell any or all of the Collateral, upon written request, Debtor shall, from time to time, furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the Secured Party as exempt transactions under the Securities Act and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

      (d) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by the Secured Party:

            First, to the payment of the costs and expenses of such sale, including reasonable compensation to the Secured Party and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Secured Party in connection therewith;

            Second, to the Secured Party on account of the Secured Obligations in such order as the Secured Party may elect; and

            Third, after indefeasible payment in full of all Secured Obligations, to the Debtor, or its successors and assigns, or to whomsoever may be lawfully entitled to receive the same or


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as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

      SECTION 11. SECURITY INTEREST ABSOLUTE.

      All rights of the Secured Party and security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Loan Agreement or any other document, agreement or instrument relating thereto;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any other document, agreement or instrument relating thereto;

      (c) any exchange, release or nonperfection of any other collateral for all or any of the Secured Obligations; or

      (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Debtor or a third party granting a security interest.

      SECTION 12. WAIVER.

      No delay on the Secured Party's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Debtor by the Secured Party with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Secured Party's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice the Secured Party's rights hereunder or the rights of the Secured Party under the Loan Agreement or any other document agreement or instrument relating thereto as against Debtor in any respect.

      SECTION 13. AMENDMENTS, ETC.

      No amendment or waiver of any provision of this Agreement, nor consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 14. ADDRESSES FOR NOTICES.

      All notices and other communications provided for hereunder shall be given and deemed to be delivered and effective as provided in Section 6.2 of the Loan Agreement.

      SECTION 15. CONTINUING SECURITY INTEREST.

      This Agreement shall create a continuing first priority security interest in the Collateral, and shall (a) remain in full force and effect until indefeasible payment in full of the Secured


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Obligations; (b) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the obligee of the Secured Obligations, all as though such payment or performance had not been made; (c) be binding upon Debtor, its successors, or assigns; and (d) inure to the benefit of the Secured Party and its successors, transferees and assigns.

      SECTION 16. RELEASE OF COLLATERAL.

      Upon the payment in full of the Secured Obligations, the Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

      SECTION 17. SEVERABILITY.

      If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

      SECTION 18. SECTION TITLES.

      The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      SECTION 19. WAIVER OF JURY TRIAL.

      DEBTOR AND THE SECURED PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      SECTION 20. GOVERNING LAW; TERMS.

      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Unless otherwise defined herein or in the Loan Agreement, terms defined in Articles 8 and 9 of the UCC are used herein as therein defined. In the event of any inconsistency between the terms of the Loan Agreement and this Agreement, the terms of the Loan Agreement shall control.

      SECTION 21. POWER OF ATTORNEY.

      Debtor hereby authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party and any officer of agent of the Secured Party, with full power of substitution, as Debtor's true and lawful attorney-in-fact, with power, in its own name and in the name of Debtor, upon the occurrence and continuance of a Breach, to endorse any notes, checks,


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drafts, money orders or other instruments of payments in respect of the
Collateral that may come into possession of the Secured Party; to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to demand, collect, receipt for, comprise, settle and sue for monies due in respect of the Collateral; and generally, to do, at Secured Party's option at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement all as fully and effectually as Debtor might or would do; and Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Secured Obligations shall be outstanding.



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            IN WITNESS WHEREOF, Debtor and the Secured Party have caused this
Security Agreement to be executed by its duly authorized officers or directors on the date first set forth above, effective as of April 1, 2001.

The common seal of

BUNGE INTERNATIONAL LIMITED
was affixed hereto in the presence of


  /s/ William M. Wells
  /s/ Nicholas Johnson
------------------------------------
   Name:  William M. Wells
   Title: Chief Financial Officer
   Name:  Nicholas Johnson
   Title: Authorized Signatory


BUNGE LIMITED


By: /s/ Morris Kalef
   ---------------------------------
   Name:  Morris Kalef
   Title: Director




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                                   EXHIBIT "A"
                                       TO
                               SECURITY AGREEMENT

                                IRREVOCABLE PROXY

            KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint BUNGE LIMITED (the "SECURED PARTY") and each of the Secured Party's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock constituting the Collateral pursuant to Section 1 of that certain Security Agreement (the "SECURITY AGREEMENT") dated as of the date hereof between the undersigned and the Secured Party, including, without limitation, the right, on behalf of the undersigned, to requisition a meeting of the shareholders of Bunge Foods Limited and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof including, without limitation, the right to vote for the sale of all or any part of the assets of Bunge Foods Limited and/or the liquidation and dissolution of Bunge Foods Limited; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

THIS IRREVOCABLE PROXY SHALL BE EFFECTIVE ONLY UPON THE OCCURRENCE AND DURING THE CONTINUATION OF A "BREACH" (AS THAT TERM IS DEFINED IN THE SECURITY AGREEMENT).

            This Irrevocable Proxy is given to Secured Party and to its officers and employees pursuant to the terms and conditions of the Security Agreement in order to carry out the covenants and agreements of the undersigned contained therein. This Proxy is governed by the terms and conditions of the Security Agreement. This Proxy is coupled with an interest and shall not be revocable or revoked by the undersigned, and shall be binding upon the undersigned's successors and assigns until the expiration or termination of the Security Agreement pursuant to its terms.


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            IN WITNESS WHEREOF, the undersigned has executed this Irrevocable
Proxy as of this   day of May, 2001, effective as of April 1, 2001.


The common seal of

BUNGE INTERNATIONAL LIMITED
was affixed hereto in the presence of


-------------------------------------
   Name:
   Title: